Exhibit 99.1

Cryptyde Completes Acquisition of Forever 8

The acquisition provides the opportunity to capture sustainable market share within the multi-

billion-dollar fintech sector

SAFETY HARBOR, Florida, October 4, 2022 (GLOBE NEWSWIRE) — Cryptyde, Inc. (NASDAQ: TYDE) today announced that it has successfully closed the acquisition of Forever 8 Fund, LLC, an e-commerce fintech company (“Forever 8”). The acquisition lays the foundation for Cryptyde’s fintech portfolio and positions Cryptyde to generate revenue from the F8 acquisition, beginning in Q4 of 2022

“We are pleased to have closed this pivotal acquisition of Forever 8, which will not only add revenue, it also positions Cryptyde as a future leader in the financial technology space,” said Brian McFadden, CEO of Cryptyde. “We believe we have a unique offering within the fintech universe, with Forever 8 providing an opportunity to combine machine learning technology with the blockchain to better improve and streamline multiple industries. We are excited for the future ahead and welcome the Forever 8 team to our Cryptyde team, as we scale the business” added McFadden.

“I am excited to be a part of the Cryptyde team and am confident in its ability to incorporate Forever 8 into Cryptyde’s expanding ecosystem of disruptive technology,” said Forever 8 Co-Founder, Paul Vassilakos.

About Cryptyde

Cryptyde, Inc. (Nasdaq: TYDE) is focused on leveraging blockchain technologies to disrupt consumer-facing industries. For additional information, please visit http://www.cryptyde.com/

About Forever 8

Forever 8 Fund, LLC, was founded with the purpose of developing a unique way of funding inventory for e-commerce businesses. With a global presence, Forever 8 has approached its sector differently by developing a technology-driven capital solution focused on taking product risk directly. When considering a business for its solution, Forever 8 first determines which products qualify for inventory funding within the customer’s product portfolio, using a proprietary due-diligence tool that assesses a number of parameters including sales, supplier terms and product category risk. Once approved and on-boarded, Forever 8 then purchases the existing inventory from the customer, immediately freeing up capital for the customer to focus on growth activities such as sales, marketing and product line expansion. Going forward, Forever 8 purchases all future inventory directly from the supplier that the customer requires in order to satisfy its growth, delivering a long-term, un-capped inventory capital solution for the customer. For additional information, please visit http://www.forever8.com/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking, including, but not limited to, the statements regarding the proposed acquisition of Forever 8 and its potential future performance. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the potential that the expected benefits of Cryptyde’s acquisition of Forever 8 are not achieved; achievement of the expected benefits of Cryptyde’s spin-off from Vinco Ventures, Inc.; tax treatment of the spin-off; market and other conditions; the risks that the ongoing COVID-19 pandemic may disrupt Cryptyde’s business more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce Cryptyde’s capital resources; Cryptyde’s inability to raise adequate capital to fund its business; Cryptyde’s inability to innovate and attract users for Cryptyde’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Cryptyde’s and Forever 8’s actual results to differ from those contained in the forward-looking statements, see Cryptyde’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Cryptyde’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Cryptyde’s Registration Statement on Form S-1, as amended, filed with the SEC on August 12, 2022. All information in this press release is as of the date of the release, and Cryptyde undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@cryptyde.com

Media Relations

Joe Gerace

917-757-5374

joe@dittopr.co